                                 Exhibit 99.2

 Series 1998-1 Monthly Certificateholders' Statement for the month of January
                                     1999

                     MONTHLY CERTIFICATEHOLDER'S STATEMENT
                      YOUNKERS MASTER TRUST SERIES 1995-1
               PROFFITT'S CREDIT CARD MASTER TRUST SERIES 1998-1


Pursuant to the Master Pooling and Servicing Agreement dated as of August 21, 1997 (as amended or supplemented, the "Pooling and Servicing Agreement"), as supplemented by the Series 1998-1 Supplement, dated as of May 6, 1998 (the "Supplement" and together with the Pooling and Servicing Agreement, the "Agreement") each between Proffitt's Credit Corporation as Transferor, Saks Incorporated (formerly known as Proffitt's, Inc.) as Servicer, and Norwest Bank Minnesota, National Association as Trustee, the Servicer is required to prepare certain information each month regarding distributions to Certificateholders and the performance of the Trust. All references herein to Younkers Master Trust Series 1995-1 and Proffitt's Credit Card Master Trust Series 1998-1 are used interchangeably. The information with respect to Series 1998-1 is set forth below:

DATE OF THE CERTIFICATE                           FEBRUARY 10, 1999
MONTHLY PERIOD ENDING:                             JANUARY 31, 1999
DETERMINATION DATE                                FEBRUARY 10, 1999
DISTRIBUTION DATE                                 FEBRUARY 16, 1999

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                                                              GENERAL
------------------------------------------------------------------------------------------------------------------------------------
 201   Amortization Period                                                                                  No          201
 202   Early Amortization Period                                                                            No          202
 203   Class A Investor Amount paid in full                                                                 No          203
 204   Class B Investor Amount paid in full                                                                 No          204
 205   Class C Investor Amount paid in full                                                                 No          205
 206   Saks Incorporated is the Servicer                                                                    Yes         206
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                                                          INVESTOR AMOUNT
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                       as of the end
                                                                       as of the end of prior         of the relevant
                                                                            Monthly Period             Monthly Period
                                                                       ----------------------         ----------------
 207   Series 1998-1 Investor Amount                                        $91,500,000       207(a)     $91,500,000    207(b)
 208   Class A Investor Amount                                              $67,000,000       208(a)     $67,000,000    208(b)
 209   Class B Investor Amount                                              $ 8,000,000       209(a)     $ 8,000,000    209(b)
 210   Class C Investor Amount                                              $16,500,000       210(a)     $16,500,000    210(b)

 211   Series 1998-1 Adjusted Investor Amount                               $91,500,000       211(a)     $91,500,000    211(b)
 212   Series 1998-1 Investor Amount                                        $91,500,000       212(a)     $91,500,000    212(b)
 213   Principal Account Balance                                            $         -       213(a)     $         -    213(b)


 214   Class A Certificate Rate                                                                                 6.43%   214
 215   Class B Certificate Rate                                                                                 6.61%   215
 216   Class C Certificate Rate                                                                                 0.00%   216
 217   Weighted average interest rate for Series 1998-1                                                         5.29%   217

                                                                                                       as of the end
                                                                       as of the end of prior         of the relevant
                                                                            Monthly Period             Monthly Period
                                                                       ---------------------         ----------------
 218   Series 1998-1 Investor Percentage with respect to Finance
       Charge Receivables                                                             10.56%  218(a)           11.71%   218(b)
 219   Class A                                                                         7.73%  219(a)            8.57%   219(b)
 220   Class B                                                                         0.92%  220(a)            1.02%   220(b)
 221   Class C                                                                         1.90%  221(a)            2.11%   221(b)

 222   Series 1998-1 Investor Percentage with respect to Principal                    10.56%  222(a)           11.71%   222(b)
       Receivables
 223   Class A                                                                         7.73%  223(a)            8.57%   223(b)
 224   Class B                                                                         0.92%  224(a)            1.02%   224(b)
 225   Class C                                                                         1.90%  225(a)            2.11%   225(b)

 226   Series 1998-1 Investor Percentage with respect to Default                      10.56%  226(a)           11.71%   226(b)
       Amounts
 227   Class A                                                                         7.73%  227(a)            8.57%   227(b)
 228   Class B                                                                         0.92%  228(a)            1.02%   228(b)
 229   Class C                                                                         1.90%  229(a)            2.11%   229(b)

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                                               SERIES 1998-1 INVESTOR DISTRIBUTIONS
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
 230   The sum of the daily allocations of collections of Principal Receivables for                    $         -   230
       the relevant Monthly Period
 231   Class A distribution of collections of Principal Receivables per $1,000 of                      $         -   231
       original principal amount
 232   Class B distribution of collections of Principal Receivables per $1,000 of                      $         -   232
       original principal amount
 233   Class C distribution of collections of Principal Receivables per $1,000 of                      $         -   233
       original principal amount
 234   Class A distribution attributable to interest per $1,000 of original                            $      5.36   234
       principal amount
 235   Class B distribution attributable to interest per $1,000 of original                            $      5.51   235
       principal amount
 236   Class C distribution attributable to interest per $1,000 of original                            $         -   236
       principal amount
 237   Monthly Servicing Fee for the next succeeding Distribution Date per $1,000 of                   $      1.67   237
       original principal amount
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                                              COLLECTIONS ALLOCATED TO SERIES 1998-1
------------------------------------------------------------------------------------------------------------------------------------

       Allocations of Finance Charge Collections
       -----------------------------------------
 238   Investor allocation of Finance Charge Collections during the Collection                         $ 1,784,270   238
       Period pursuant to Section 4.4
 239   Investment earnings during Collection Period of Series Accounts to be treated                   $         -   239
       as investor Finance Charge Collections:
 240   (a) Collection Account                                                                          $         -   240
 241   (b) Reserve Account                                                                             $         -   241
 242   (c) Principal Account                                                                           $         -   242
 243   Monthly Finance Charge Allocation prior to allocation of Shared Finance                         $ 1,784,270   243
       Charge Collections (line 238 + line 239)
 244   "Reserve Draw Amount" for the Distribution Date (pursuant to Section 4.9 (b))                   $         -   244
 245   "Reserve Account Surplus" for the Distribution Date (pursuant to Section                        $         -   245
       4.9(c))
 246   Final Reserve Account disbursement (pursuant to Section 4.9 (d))                                $         -   246

 247   Total allocations of Finance Charge Collections during the Relevant Monthly                     $ 1,784,270   247
       Period (sum of line 243, line 244, line 245 and line 246)
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                                             APPLICATION OF FINANCE CHARGE COLLECTIONS
------------------------------------------------------------------------------------------------------------------------------------

 248   Shared Finance Charge Collections allocated to Series 1998-1 to cover the                       $         -   248
       Total Deficiency Amount pursuant to Section 4.6
 249   Class A Monthly Interest plus the amount of any previous month's Class A Interest Shortfall
       plus any Class A Additional                                                                     $   359,008   249
       Interest (Section 4.6 (a))
 250   Class B Monthly Interest plus the amount of any previous month's Class B Interest Shortfall
       plus any Class B Additional                                                                     $    44,067   250
       Interest (Section 4.6 (a))
 251   Investor Monthly Servicing Fee due for the relevant Monthly Period (Section                     $   152,500   251
       4.6 (c))
 252   Investor Monthly Servicing Fee due but not distributed to the Servicer for                      $         -   252
       prior Monthly Periods (Section 4.6 (c))
 253   Investor Default Amount (Section 4.6 (d))                                                       $   242,479   253
 254   Unpaid Deposit Obligation (Section 4.6 (e))                                                     $         -   254
 255   Aggregate amount of Class A Investor Charge-Offs which have not been                            $         -   255
       previously reimbursed (Section 4.6 (f))

 256   An amount equal to any unreimbursed reductions of the Class B Investor Amount, if any,
       due to (i) Reallocated Principal Collections                                                    $        -     256
       and (ii) Class B Investor Charge-Offs (Section 4.6 (f))
 257   An amount equal to any unreimbursed reductions of the Class C Investor Amount, if any, due to (i) Reallocated Principal Collections
       and (ii) Class C Investor Charge-Offs (Section 4.6 (f))                                         $       -      257
 258   Excess, if any, of the Required Reserve Account Amount over the amount on
       deposit in the Reserve Account (Section 4.6 (g))                                                $       -      258
 259   Class C Certificate Interest accrued and unpaid in respect of the portion of the Class C
       Investor Amount held by Persons
       other than the Servicer or its Affiliates (Section 4.6 (h))                                     $       -      259
 260   Excess Spread                                                                                   $ 986,217      260
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                                                DETERMINATION OF MONTHLY PRINCIPAL
-----------------------------------------------------------------------------------------------------------------------------------

       During the Accumulation Period
       ------------------------------
 261   Monthly Total Principal Allocation (Section 4.4 (b)(ii)) prior to the
       inclusion of amounts in line 262 below                                                          $       -      261
 262   Amounts included in calculation of Excess Spread to be included in
       Collections of Principal Receivables (Section 4.6 (d),(e),(f))                                  $       -      262
 263   Monthly Total Principal Allocation (Section 4.4 (b)(ii))                                        $       -      263

 264   Controlled Deposit Amount                                                                       $       -      264
 265   Controlled Deposit Amount for the relevant Monthly Period during the
       Accumulation Period                                                                             $       -      265
 266   Deficit Controlled Deposit Amount for the preceding Monthly Period                              $       -      266

 267   Excess of the Monthly Total Principal Allocation over the Controlled Deposit Amount to be paid to the holder of the
       Exchangeable Transferor Certificate                                                             $       -      267

 268   Deficit Controlled Deposit Amount for the relevant Monthly Period                               $       -      268

 269   Total amount deposited to the Principal Account                                                 $       -      269

       During the Rapid Amortization Period
       ------------------------------------
 270   Monthly Total Principal Allocation (Section 4.4 (b)(ii)) prior to the
       inclusion of amounts in line 271 below                                                          $       -      270
 271   Amounts included in calculation of Excess Spread to be included in
       Collections of Principal Receivables (Section 4.6 (d),(e),(f))                                  $       -      271
 272   Monthly Total Principal Allocation (Section 4.4 (b)(ii))                                        $       -      272

 273   Lesser of the Monthly Total Principal Allocation and the Adjusted Investor
       Amount (Section 4.4 (c)(ii))                                                                    $       -      273

 274   Shared Principal Collections allocable to the Series 1998-1 Certificate (to the extent the Adjusted Investor Amount exceeds the
       balance of the Principal Account after giving effect to line 273)                               $       -      274

 275   Total Amount deposited to the Principal Account                                                 $       -      275

 276   Principal Account balance after deposit to Principal Account for relevant
       Monthly Period                                                                                  $       -      276
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                                                 REALLOCATED PRINCIPAL COLLECTIONS
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 277   Reallocated Principal Collections                                                               $       -      277
 278   Class C Reallocated Amount (to the extent needed to fund excess of Total
       Deficiency Amount over Investor Default Amount)                                                 $       -      278
 279   Class B Reallocated Amount (to the extent needed to fund excess of Total
       Deficiency Amount over Investor Default Amount)                                                 $       -      279

---------------------------------------------------------------------------------------------------------------------------------
                                         TOTAL DEFICIENCY AMOUNT AND INVESTOR CHARGE-OFFS
---------------------------------------------------------------------------------------------------------------------------------
 280   Monthly Finance Charge Allocation prior to allocation of Shared Finance
       Charge Collections                                                                                 $ 1,784,270   280

 281   Total Monthly Payment                                                                              $   798,054   281
 282   Class A Certificate Interest                                                                       $   359,008   282
 283   Class B Certificate Interest                                                                       $    44,067   283
 284   Investor Monthly Servicing Fee                                                                     $   152,500   284
 285   Investor Default Amount                                                                            $   242,479   285
 286   Unpaid Deposit Obligation                                                                          $         -   286

 287   Total Deficiency Amount prior to allocation of Shared Finance Charge
       Collections (excess of line 281 over line 280)                                                     $         -   287

 288   Allocation of Shared Finance Charge Collections to Series 1998-1 during the
       Relevant Monthly Period                                                                            $         -   288
 289   Total Deficiency Amount ("Shortfall") (Section 4.6)                                                $         -   289

 290   Investor Charge-Offs                                                                               $         -   290
 291   Class C Investor Charge-Offs                                                                       $         -   291
 292   Class B Investor Charge-Offs                                                                       $         -   292
 293   Class A Investor Charge-Offs                                                                       $         -   293
---------------------------------------------------------------------------------------------------------------------------------
                                                   REDUCTION OF INVESTOR AMOUNTS
---------------------------------------------------------------------------------------------------------------------------------

       Class A
       -------
 294   Aggregate amount of Class A Investor Charge-Offs over Class A Investor
       Charge-offs reimbursed pursuant to Section 4.6 (f)                                                 $         -   294

       Class B
       -------
 295   Aggregate amount of Class B Investor Charge-Offs over Class B Investor
       Charge-offs reimbursed pursuant to Section 4.6 (f)                                                 $         -   295
 296   Aggregate amount of Class B Reallocated Amounts over Class B Reallocated Amounts reimbursed pursuant to subsection 4.6 (f) or
       allocated to the Class C Investor Amount pursuant to Section 4.11                                  $         -   296

       Class C
       -------
 297   Aggregate amount of Class C Investor Charge-Offs over Class C Investor
       Charge-offs reimbursed pursuant to Section 4.6 (f)                                                 $         -   297
 298   Aggregate amount of Class C Reallocated Amounts over Class C Reallocated
       Amounts reimbursed pursuant to subsection 4.6 (f)                                                  $         -   298
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                                                           POOL FACTORS
---------------------------------------------------------------------------------------------------------------------------------

 299   Class A Pool Factor                                                                                     100.00%  299
 300   Class B Pool Factor                                                                                     100.00%  300
 301   Class C Pool Factor                                                                                     100.00%  301
 ---------------------------------------------------------------------------------------------------------------------------------
                                                          RESERVE ACCOUNT
 ---------------------------------------------------------------------------------------------------------------------------------

 302   Required Reserve Account Amount ( if applicable)                                                          N/A    302
 303   Reserve Account Reinvestment Rate (if applicable)                                                         N/A    303
 304   Reserve Account balance                                                                            $         -   304


       IN WITNESS WHEREOF, THE UNDERSIGNED HAS DULY EXECUTED AND DELIVERED THIS CERTIFICATE THIS 10TH DAY OF
       FEBRUARY, 1999.

       SAKS INCORPORATED, AS SERVICER

       BY  /s/ JAMES S. SCULLY
          ----------------------------------------
       NAME:  JAMES S. SCULLY
       TITLE: VICE PRESIDENT AND TREASURER